UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2025

THE FIRST BANCORP, INC.
(Exact name of Registrant as specified in charter)

Maine
(State or other jurisdiction of incorporation)

0-26589	01-0404322
(Commission file number)	(IRS employer identification no.)

223 Main Street	Damariscotta	Maine	04543
(Address of principal executive offices)			(Zip Code)
(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuit to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FNLC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Page 1
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01 Financial Statements and Exhibits Page 1

Signatures                      Page 2

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

Tony C. McKim, President and CEO of First National Bank (FNB) and its parent company, The First Bancorp, has announced two additions to the Bank's Executive Management Team.

Jody Brown has been promoted to Executive Vice President, Chief Risk Officer. Brown joined First National Bank in 2002 most recently serving as Senior Vice President, Senior Credit Officer. Prior to joining FNB, she worked as a Certified Public Accountant at Berry Dunn. Brown holds a Bachelor of Science in Business Administration with a concentration in Accounting from the University of Maine Orono and retains her CPA designation. She also graduated from the New England School of Banking in 2005.

Marcia Benner has been promoted to Executive Vice President, Chief Administrative Officer. Benner joined First National Bank in 2021 as Senior Vice President, Human Resources Officer. Prior to joining FNB, she served 19 years at Damariscotta Bank and Trust. Benner holds a Master of Science in Organizational Leadership from Southern New Hampshire University, graduate certification in Human Resources and is a Senior Professional in Human Resources, Senior Certified Professional, SHRM-SCP. She also graduated from The New England School for Financial Studies in 2018.

Both appointments follow the February 14, 2025 retirement of Susan A. Norton, as announced by the Company on July 17, 2024.

First National Bank, a subsidiary of The First Bancorp, Inc. (NASDAQ: FNLC) is an independent community bank with 18 offices in Lincoln, Knox, Waldo, Hancock, Washington and Penobscot Counties. For more information about First National Bank, please call 1-800-564-3195 or visit www.thefirst.com.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.
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Exhibit 99.1 CAO Retirement Announcement (incorporated by reference to the Company's 8-K filed July 17, 2024).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ Richard M. Elder
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Richard M. Elder
Executive Vice President & Chief Financial Officer
February 18, 2025